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                                                                   EXHIBIT 10.13


                                 PROMISSORY NOTE

$5,000.00                      Boyd, Texas                         MARCH 18,1999

For value received, BASIC TECHNOLOGIES, INC. promises to pay to the order of PLEASANTVIEW PARTNERS, LTD. In the City of Boyd, Wise County, Texas the sum of FIVE THOUSAND AND NO/100--------DOLLARS ($45,000.000) in legal and lawful money of the United States of America, with interest thereon from the date hereof until maturity at the rate of TEN percent (10%) per annum: the interest payable monthly as it accrues; matured unpaid principal and interest shall bear interest at the rate ten percent (10%) per annum from date of maturity until paid.

This note is due and payable as follows, to wit: $45,000.00 PAYABLE IN 48 EQUAL MONTHLY INSTALLMENTS OF $126.80 EACH PER MONTH, SUCH PAYMENT DUE ON OR BEFORE THE 18TH DAY OF APRIL, 1999 AND A LIKE INSTALLMENT DUE ON OR BEFORE THE 18TH DAY OF EACH MONTH THEREAFTER, UNTIL SAID NOTE IS FULLY PAID.

This note, to the extent of the amount herein mentioned, represents money this day borrowed by the undersigned from the said BOYD PARTNERS, LTD., and to secure the credit thus extended I/we have this day by said promissory note secured to be paid the following:

It is expressly provided that upon default in the punctual payment of this note or any part thereof, principay or interest, as the same shall become due and payable, the entire indebtness evidenced hereby shall be matured, at the option of the holder. In the event this note, or any part hereof, is collected through Probate, Bankruptcy or other judicial proceedings by an attorney or is placed in the hands of an attorney for collection after maturity, then the undersigned agree and promise to pay a reasonable attorney's fee for collection, which in no event shall be less than ten percent (10%) of the principal and interest then owing.

This note may be paid in whole or part at any time without penalty.


                                                        /s/ RICHARD C. SMITH
                                                        ------------------------
                                                        Basic Technologies, Inc.
                                                        By:  Richard C. Smith
                                                        Treasurer
                                                        1206 W. Main, Ste. 208
                                                        Lewisville, TX 75067
                                                        972-986-1654

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                                                        Tax I.D. No.